pro August 2026 Larimar Therapeutics Corporate Deck

Forward-Looking Statements This presentation contains forward-looking statements that are based on Larimar’s management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding Larimar’s ability to develop and commercialize nomlabofusp and any other planned product candidates, Larimar’s planned research and development efforts, including the timing of its nomlabofusp clinical trials including the dosing of the first participant in a global confirmatory study, interactions and filings with the FDA, the safety and therapeutic potential of nomlabofusp, expectations regarding the timing of the completion of the BLA submission, the expectations of the timing of, and potential for, accelerated approval or accelerated access, time to launch and market and overall development plans and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including nomlabofusp clinical milestones and continued interactions with the FDA; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of nomlabofusp may not be predictive of the results or success of later non-clinical or clinical trials, and assessments; delays in patient recruitment, including as a result of changes in clinical protocols and adverse events; that the FDA may not ultimately agree with Larimar’s nomlabofusp development strategy; Larimar’s ability to submit BLA modules on the intended timeline; Larimar’s ability to realize the benefits of Breakthrough Therapy Designation; the potential impact of public health crises on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale nomlabofusp’s manufacturing process; Larimar’s ability to obtain regulatory approvals for nomlabofusp and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law.

Advancing Nomlabofusp Towards Registration as the First Potential Disease Modifying Therapy for Friedreich's Ataxia

Targeting the Root Cause of Disease	Nomlabofusp is a first-in-class mitochondrial protein replacement therapy designed to directly address systemic frataxin deficiency in patients with FA, a rare neurodegenerative disease
Strong and Consistent Data Package	Data from 4 successfully completed studies (Phase 1 SAD and MAD, Phase 2 dose-exploration, and adolescent PK); ongoing long-term open label study supports sustained increases in tissue FXN levels and continued improvements in clinical outcomes based on the June 2026 data release
FDA Alignment on BLA Submission	Pursuing accelerated approval using FXN levels as novel surrogate endpoint with FDA alignment on submission of BLA in multi-disciplinary Type B pre BLA meeting minutes
Regulatory Designations	Breakthrough Designation, START Pilot Program, Rare Pediatric Disease Designation (US), Orphan Drug (US & EU), Fast Track (US), PRIME (EU) and ILAP (UK) designations
Registrational Near-Term Catalysts	First module of rolling BLA submitted in June 2026 with remaining modules expected in 2H 2026; Targeting US launch in mid-2027, if approved

$156.3 million in cash and investments as of June 30, 2026, with projected cash runway into Q3 2027;
Expect to be eligible for rare pediatric disease priority review voucher.

Larimar Therapeutics

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Friedreich's Ataxia (FA): A rare, debilitating and progressive disease



Affects ~20,000 patients globally	~5,000 patients in the U.S., with a concentration of patients in Europe ~70% of patients present before age 14
Caused by a genetic defect that lowers frataxin levels	Most patients with FA only produce ~20-40% of normal frataxin levels*
Heterozygous carriers	Asymptomatic with FXN levels of 50-75%* of normal frataxin levels
Progressive, debilitating disease with early mortality	Characterized by loss of coordination, slurred speech, difficulty swallowing, scoliosis, diabetes, and cardiovascular disease Life expectancy 30-50 years, with early death usually caused by heart disease
High unmet medical need	The only currently approved treatment for FA does not address frataxin deficiency

Larimar is developing nomlabofusp as the first potential disease modifying therapy for FA. Intended to help patients avoid profound suffering and maintain or improve their quality of life.

Larimar Therapeutics

* E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

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Nomlabofusp is Designed to Target the Root Cause of FA, FXN Deficiency Nomlabofusp (CTI-1601) maintains the cleavage site between the MTS and mature human frataxin (FXN) The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria Structure of Endogenous FXN Structure of nomlabofusp Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS)

FXN Levels Clearly Predict Disease Progression in FA

Lower FXN levels are associated with earlier onset of disease, faster rate of disease progression, and shorter time to loss of ambulation

Median Age of Onset and Rate of Disease Progression in Relation to FXN Levels

FXN Level* (% of Normal Level)	Age of Onset (Years)	FARS** (Change/Year)
11.2	7	2.9
22.0	11	2.1
31.0	16	2.0
48.7	19	1.6

Adapted from H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958

Median Age of Onset Predicts Time to Loss of Ambulation

Age of Onset (Years)	Median Time to Loss of Ambulation (Years)
< 15	11.5
15 to 24	18.3
> 24	23.5

Adapted from C. Rummey et al. EClinicalMedicine. 2020 18:100213

Larimar Therapeutics

*FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels as measured by % of normal demonstrated to be equivalent in PBMCs, buccal cells, and whole blood.
**FARS: Friedreich's ataxia rating score, measures disease progression with a higher score indicating a greater level of disability.

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Alignment with FDA for Rolling Submission of BLA Package for Accelerated Approval After a Multi-disciplinary Type B Pre-BLA Meeting FXN as Novel Surrogate Endpoint FDA reaffirmed willingness to consider FXN as a novel surrogate endpoint and that Larimar's exposure-response analysis linking nomlabofusp exposures to clinical outcomes is the type that could support a BLA submission Existing Clinical Data Package Appears Sufficient for Submission FDA reviewed OL data submitted in a briefing package and confirmed that the existing data package appears sufficient for BLA submission seeking accelerated approval; Approval will be a matter of review First Module of Rolling BLA Submitted Following FDA agreement on a rolling BLA submission Submission of remaining modules expected 2H 2026 Expect to receive PDUFA date at the time of acceptance for filing (60 days following completion of submission)

Comprehensive and Long-Term Data Package* Across All Studies Open Label Study 76 Participants >10,000 Doses administered to date in the OL study 66 Received at least one dose of nomlabofusp 43 Participants dosed 22 Active Maximum duration >800 days Sustained increases in tissue FXN levels Continued improvements in clinical outcomes 21 Discontinued 10 due to anaphylaxis (9 with prior nomlabofusp exposure; all recovered without sequelae) 3 due to generalized urticaria (none following initiation of antihistamine therapy) 3 due to other adverse events 5 for reasons unrelated to treatment (primarily logistical) 32 had nomlabofusp exposure in prior studies 11 had no nomlabofusp exposure in prior studies *Data as of June 2026 data release.

Additional Patients with Longer Exposure in OL Study* Reinforces the Disease Modifying Potential of Nomlabofusp 13 participants completed 1 year of dosing, 7 of the 13 completed 18 months, and 3 of the 13 completed 2 years Well-Characterized Safety Profile Increased Tissue FXN Levels Observed Improvement of Clinical Outcomes Sustained increases in skin FXN levels Achieved and maintained skin FXN levels similar to asymptomatic carriers (~50% or higher) 82% (9/11) at 6 months 100% (9/9) at 1 year 100% (3/3) at 18 months At 1 year: a 2.6-point mFARS advantage when nomlabofusp treatment is compared to a FACOMS reference group At 18 months: a 4.6-point mFARS advantage when nomlabofusp treatment is compared to a calculated value in a FACOMS reference group Long term dosing continues to be generally well tolerated for up to a maximum of 800 days Most common AEs are mild to moderate injection site reactions that decrease over time 10 cases of anaphylaxis, 9 with exposure to nomlabofusp in a prior study *Data as of June 2026 data release.

Nomlabofusp Long-term Open Label Study (Ongoing)

Expanded Open Label Study*: Now Includes Adolescents and Participants not in Prior Nomlabofusp Studies Initially, adults who had participated in a prior Phase 1 or Phase 2 trial required Expanded study criteria to include: Adolescents (12-17 yrs) from the PK run-in study Adult and adolescent participants not in prior studies Plan to enroll children (2 to 11 yrs) directly in study Skin FXN concentrations Safety and tolerability Long-term PK Clinical efficacy measures relative to reference population from Friedreich’s Ataxia Clinical Outcome Measures Study (FACOMS) database *Open Label Extension study is now referred to as Open Label study following inclusion of participants who were not part of a prior nomlabofusp clinical study. **Participants under 18 years of age receive a weight-based dose equivalent. Patient Population Current Dose Regimen Dosing and Administration Key Study Objectives 5 days prior to first dose and for 90 days after first dose Anti-histamines 5 mg nomlabofusp 25 mg nomlabofusp 50 mg** nomlabofusp Day 1 test dose 1 hour after test dose; then daily for first 30 days Once daily from Day 30 onward FACOMS is a longitudinal natural history study, includes patients with confirmed FA diagnosis

Participant Characteristics Represent a Broad Range of Disease Severity *As of June 2026, there were 43 participants including 2 dosed after the March 2026 cutoff. OL Study Nomlabofusp* N = 41 Age of Screening (Years) Mean (SD) 29.0 (11.30) Min, Max 12, 55 Age Group ≥12 to <18 8 (19.5) ≥18 33 (80.5) Age of Symptom Onset (Years) Mean (SD) 12.4 (5.98) Min, Max 5, 30 Sex Male, n (%) 17 (41.5) Ambulatory Status Ambulatory, n (%) 21 (51.2) Previous Exposure to Nomlabofusp Yes, n (%) 31 (75.6) OL Study Nomlabofusp* N = 41 Previous Exposure to Omaveloxolone Yes, n (%) 20 (48.8) Gait Score, n (%) 1 - Mild ataxia 4 (9.7) 2 - Walks with definite ataxia 4 (9.7) 3 - Moderate ataxia 5 (12.2) 4 - Severe ataxia 8 (19.5) 5 - Cannot walk with assistance (wheelchair bound) 20 (48.8) mFARS Total Score Mean (SD) 54.99 (16.96) Min, Max 16.8, 85.5 9-HPT Average Time of the Dominant Hand(s) Mean (SD) 93.79 (65.5) Min, Max 36.0, 277.3 FARS-ADL Score Mean (SD) 17.1 (7.1) Min, Max 0.0, 27.0

Change from Baseline in Skin FXN Levels* Skin FXN Levels* Increases in Skin FXN Levels* Reached Steady State by 3 Months and were Sustained Over Time *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Dotted Line indicates 50% of the average FXN concentrations of healthy volunteers. Data include all participants with quantifiable FXN levels at baseline and at least 1 post-baseline FXN level. Data are presented as of the March 2026 cutoff date. 25th Percentile 75th Percentile Median 25th Percentile 75th Percentile Median Mean Mean

Nomlabofusp Treatment Increased and Sustained FXN Levels in Open Label Study to Range Expected in Asymptomatic Carriers % of Participants with Skin FXN Levels in the Range of Asymptomatic Heterozygous Carriers (> 8.2 pg/µg; ~50% of Mean Healthy Volunteer FXN Concentration) Baseline 1 month 3 months 6 months 1 year 18 months 4% 1/27 38% 10/26 50% 10/20 82% 9/11 100% 9/9 100% 3/3 *Data include all participants with quantifiable levels at each measurement point who had received 25 mg, 50 mg or had the dose increased from 25 mg to 50 mg. Data are presented as of the March 2026 cutoff date. Absolute Skin FXN Levels* Increased Over Time with Nomlabofusp Treatment Statistic Baseline 1 month 3 months 6 months 1 year 18 months N 27 26 20 11 9 3 Mean 3.7 8.9 12.5 12.3 12.1 10.7 (Min, Max) (1.5, 8.8) (2.9, 22.9) (5.6, 37.1) (5.6, 26.7) (8.1, 16.1) (9.9, 11.8)

Safety Profile of Nomlabofusp Administration* is Well-Characterized Nomlabofusp is generally well-tolerated long-term; >10,000 doses have been administered in the OL study Most common adverse events were local injection site reactions that were mild to moderate, decreased in frequency over time, and did not lead to any withdrawals from the study 21 participants discontinued 10 experienced anaphylaxis 9 with prior nomlabofusp exposure; one with no prior exposure These participants returned to their usual state of health after standard treatment with no further sequelae 3 experienced generalized urticaria (none since initiating antihistamine therapy) 8 withdrew (3 associated with other adverse events; 5 for non-treatment related reasons (primarily logistical)) 11 participants with no prior exposure; one had anaphylaxis Long-term daily dosing was generally well tolerated with 13 adults on treatment for 1 year, 7 of the 13 for 18 months, and 3 of the 13 for 2 years *Data as of June 2026 data release.

Baseline Characteristics Used to Generate FACOMS Reference Group Methodology for generating reference group was reviewed by FDA and recommendations were incorporated FACOMS longitudinal natural history study (N = 955) includes participants with confirmed FA diagnosis Larimar identified participants from the FACOMS dataset with similar range of baseline characteristics of participants in the OL study using data recorded over the last 2 years for each participant *Participants in open label study included 49% female, 49% with exposure to omaveloxolone and 51% non-ambulatory. Nomlabofusp* N = 41 FACOMS N = 362 Age of screening (years) Mean (SD) 29.0 (11.30) 25.6 (9.55) Min, Max 12, 55 12, 55 Age of symptom onset (years) Mean (SD) 12.4 (5.98) 12.6 (5.25) Min, Max 5, 30 5,30 Baseline mFARS Total Score Mean (SD) 55.0 (16.96) 50.6 (13.19) Min, Max 16.8, 85.5 24.0, 83.0 Nomlabofusp* N = 41 FACOMS N = 362 Baseline FARS-ADL Overall Score Mean (SD) 17.1 (7.1) 14.7 (5.30) Min, Max 0, 27 2, 27 Baseline 9-HPT Average Time of Dominant Hand(s) Mean (SD) 93.8 (65.5) 75.4 (42.45) Min, Max 36.0, 277.3 36.0, 262.1

Improvements Across Clinical Outcomes with Nomlabofusp Relative to Worsening in FACOMS Reference Group Supports Potential Clinical Benefits

Comparison to external reference group intended to support the use of FXN for an accelerated approval

Clinical Outcome Measure Change from Baseline, Mean (Range)								
	mFARS [0- 93]		FARS-ADL [0- 36]		9-HPT Dominant Hand [Seconds]		MFIS [0- 84]	
	Nomlabofusp	FACOMS[1]	Nomlabofusp	FACOMS[1]	Nomlabofusp	FACOMS[1]	Nomlabofusp	FACOMS[1]
Baseline	**55.0** (16.8, 85.5) *n=41*	**50.6** (24.0, 83.0) *n=362*	**17.1** (0.0, 27.0) *n=41*	**14.7** (1.5, 27.0) *n=362*	**93.8** (36.0, 277.3) *n=37*	**75.4** (36.0, 262.1) *n=362*	**34.5** (2.0, 79.0) *n=41*	*NA*
Change at 1 year	**-1.0** (-6.5, 3.0) *n=13*	**1.6** (-15.7, 18.0) *n=189*	**-1.1** (-9.0, 2.5) *n=13*	**1.5** (-5.5, 9.0) *n=211*	**-15.6** (-46.7, 15.4) *n=12*	**6.1** (-40.1, 203.7) *n=194*	**-5.2** (-25.0, 10.0) *n=13*	*NA*
Change at 18 months	**-2.3** (-10.0, 4.5) *n=7*	*2.3*[2]	**-0.3** (-1.5, 1.0) *n=7*	*NA*	**-11.8** (-13.6, 6.5) *n=7*	*NA*	**0.6** (-16.0, 15.0) *n=7*	*NA*

Range = min, max.
Data are presented as of the March 2026 cutoff date.
[1] Based on the range of baseline characteristics of participants in the OL study, Larimar identified patients from the FACOMS dataset with similar characteristics using data recorded over the last 4 years for each patient.
[2] Data collected annually in FACOMS; 18-month value was interpolated using a linear equation constructed with annual data up to 3 years.

Larimar Therapeutics

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2.6-point Difference in Mean mFARS Score for Nomlabofusp Treated Participants and FACOMS Reference Group at 1 year Change in mFARS Change from baseline after treatment with nomlabofusp in OL study: Mean 1.0-point improvement at 1 year in 13 participants Mean 2.3-point improvement at 18 months in 7 participants A 4.6-point calculated* difference in mean mFARS score for treated participants and FACOMS Reference Group at 18 months Improved Worsened Nomlabofusp** FACOMS Reference Group 2.6-point difference 4.6-point difference * Data collected annually in FACOMS; 18-month value was interpolated using a linear equation constructed with annual data up to 3 years. ** N at 1 year = 13; N at 18 months = 7.

Patients Who Worsened Between Prior Nomlabofusp Study and OL Study* Improved On Key Clinical Outcome Measures During Treatment Average Gap = 2.5 years Average Gap = 2.5 years Average Gap = 2.5 years Average Gap = 2.5 years FXN Levels mFARS FARS-ADL 9-HPT OL study: N at 1 year = 13; N at 18 months = 7. *Data are presented as of the March 2026 cutoff date.

Different Clinical Outcome Measures May Be More Or Less Sensitive At Different Points In A Patient’s Disease Course Average Gap = 2.5 years Average Gap = 2.5 years Average Gap = 2.5 years Average Gap = 2.5 years FXN Levels mFARS FARS-ADL 9-HPT < 12.5 Years Duration (N = 4) ≥ 12.5 – <25 Years Duration (N = 4) ≥ 25 Years Duration (N = 5) *Data are presented as of the March 2026 cutoff date.

Majority Achieved Improvement at 1 Year With Certain Outcome Measures More Sensitive at Different Times in Disease Course mFARS Improved Worsened MFIS 9-HPT 61.5% 38.5% 100% 50% 50% 40% 60% 100% 100% 61.5% 61.5% 38.5% 60% 40% 50% 50% 80% 20% 38.5% 75% 25% 25% 25% 20% 75% 75% 80% 91.7% 8.3% ≥ 12.5 – < 25 Years (N = 4) < 12.5 Years (N = 4) Overall (N = 13) ≥ 25 Years (N = 5) ≥ 12.5 – < 25 Years (N = 4) < 12.5 Years (N = 4) Overall (N = 13) ≥ 25 Years (N = 5) ≥ 12.5 – < 25 Years (N = 4) < 12.5 Years (N = 4) Overall (N = 13) ≥ 25 Years (N = 5) ≥ 12.5 – < 25 Years (N = 4) < 12.5 Years (N = 4) Overall (N = 13) ≥ 25 Years (N = 5) *Data are presented as of the March 2026 cutoff date. FARS-ADL

Global Confirmatory Phase 3 Double-blind Placebo-Controlled Study

Dosing of first patient expected Q3 2026

Patient Population

- Ambulatory participants
- 2 – 40* years of age (~2/3 under 21 years of age)
- n = 100 – 150

Sites in U.S., E.U., U.K., Canada, and Australia planned

1:1

Placebo

50 mg nomlabofusp

Daily subcutaneous injections self-administered or by a caregiver

← 18 months of treatment →

Key Study Objectives

- Safety and tolerability
- Upright stability (U.S.) and mFARS (EU) as primary outcome measures

Phase 3 participants differ from OL study, with all expected to be ambulatory and ~2/3 under age 21

Larimar Therapeutics

*Study will initiate with participants 12-40 yrs of age and will change to 2-40 yrs when dose is confirmed in children 2-11 yrs of age.

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Rolling BLA Initiated and First Module Submitted; Final Modules Expected 2H 2026 Rolling BLA Submission Global Phase 3 Rolling BLA Submission Completion Potential U.S. Launch Pursue path towards approvals in EU, UK, Canada and Australia Initial Module June 2026 Initiate dosing Q3 2026 Remaining modules Second-half 2026 Mid-2027 Throughout 2027-2028 Anticipated Program Milestones

Nomlabofusp Advancing as the First Potential Disease Modifying Therapy for Broad FA Population Rolling BLA submission initiated First module submitted Completion expected 2H 2026 Dosing of first patient in global Phase 3 trial expected Q3 2026 Sustained FXN levels up to 18 months; Improvements in clinical outcomes at 1 year and at 18 months; Pursuit of broad label potentially supported by OL study data Well-characterized and generally well-tolerated long term safety profile

Appendix Larimar Therapeutics

2040 Nomlabofusp Composition of Matter and Methods of Treatment US 11,459,363, US 12,180,253, EP 4004022B1 (Exclusive license from Indiana University) US continuation, EP divisional, and foreign applications pending Expiration July 2040 Composition of Matter Larimar Technology is Supported by a Strong IP Portfolio Granted nomlabofusp (CTI-1601) composition of matter patent extends into 2040 Additional nomlabofusp IP protection US and foreign pending applications and patents cover key biomarkers, analytical tools and methods of treatment for additional disease indications for nomlabofusp Nomlabofusp should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Platform Formulation and Methods of Quantifying Nomlabofusp Platform Technology: Molecules for Protein Delivery US 11,891,420, US 12,091,437 and US 12,351,611 US continuation and foreign applications pending Pharmaceutical Compositions Comprising Nomlabofusp US 12,390,509 US continuation and foreign applications pending Methods of Quantifying Nomlabofusp US 12,566,178 US continuation and foreign applications pending Expiration December 2041 Expiration April 2043 for ‘178 patent (with PTA) Expiration August 2041 for ‘420 patent (with PTA) March 2041 for “437 and ‘611 patents 2045

Nomlabofusp Awarded Multiple U.S., EU, and U.K. Regulatory Designations Intended to Expedite the Development Program Orphan Drug Designation (EU) PRIME Designation (EU) Innovative Licensing and Access Pathway (ILAP) (UK) Breakthrough Therapy Designation START Pilot Program Orphan Drug Designation Fast Track Designation Rare Pediatric Disease Designation Rare pediatric disease priority review voucher program extended to 2029; Expected to be available at time of approval GLOBAL DESIGNATIONS US DESIGNATIONS Rare Pediatric Disease Designation Breakthrough Therapy Designation

Mitochondrial Localization and Preclinical Data

Nomlabofusp Cell Transduction In Vitro Leads to hFXN in Mitochondria


FXN staining
TOMM20 (mitochondria) staining
FXN co-localizes with TOMM20
FXN DAPI
TOMM20 DAPI
FXN TOMM20 DAPI

- Rat cardiomyocytes (H9C2) were transduced with nomlabofusp
- Cells were fixed and analyzed by immunofluorescence microscopy to detect the presence of human frataxin (hFXN) and TOMM20 (a mitochondrial outer membrane protein)
- Nuclei were stained with DAPI

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Nomlabofusp Extends Survival in FXN-deficient KO Mice Initial proof-of-concept for FXN replacement therapy in cardiac mouse model of FA Median survival of MCK-Cre FXN-KO mice 166 days (nomlabofusp) vs. 98 days (Vehicle) Nomlabofusp administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (nomlabofusp) vs. 33% (Vehicle) Demonstrates that nomlabofusp is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival Nomlabofusp (CTI-1601) rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001

Nomlabofusp Prevents Development of Ataxic Gait in Neurologic KO Mouse Model hFXN replacement with nomlabofusp prevents development of ataxic gait Nomlabofusp-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Pvalb-Cre FXN-KO Mouse Model Single dose level: 10 mg/kg nomlabofusp or vehicle given intraperitoneally three times per week

Nomlabofusp Delivers hFXN to Mitochondria and Restores SDH Activity in KO Mice Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at varying SQ doses of nomlabofusp every other day for two weeks at Jackson Laboratories (Bar Harbor, ME). After dosing, animals were sacrificed, and heart and skeletal muscle were evaluated for hFXN concentration in mitochondrial extracts and SDH activity was assessed. Mitochondria hFXN concentration increases dose-dependently Given subcutaneously, nomlabofusp functionally replaces hFXN in mitochondria of KO mice MPK = mg/kg MPK = mg/kg Mitochondrial FXN (Heart) SDH Activity (Muscle) Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of nomlabofusp; activity plateaus at 30 mg/kg and is equivalent to activity in wild type

Nomlabofusp Prevents Left Ventricle Dilation in KO Mice

Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose.

Left Ventricle Internal Diameter (Systole)



Diameter (mm)
Age in Weeks
****
KO: CTI-1601
KO: Vehicle
Wild-type: Vehicle

Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with nomlabofusp (10 mg/kg every other day)

Left Ventricle Volume (Systole)



Volume (µL)
Age in Weeks
****

Nomlabofusp-treated mice have similar LV volume as wild type; echocardiogram shows significant differences between vehicle and nomlabofusp treated (10 mg/kg every other day) KO mice

Larimar Therapeutics

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Nomlabofusp Preserves Left Ventricle Function in KO Mice

Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose.

Left Ventricle Ejection Function	Left Ventricle Fractional Shortening



80
60
40
20
0
Percent Change
0
2
4
6
8
10
Age in Weeks
*
****
KO: CTI-1601
KO: Vehicle
Wild-type: Vehicle



50
40
30
20
10
0
Percent Change
0
2
4
6
8
10
Age in Weeks
**
****

Left ventricular (LV) function drops significantly in vehicle treated mice by Week 8

Nomlabofusp-treated (10 mg/kg every other day) mice have similar LV function as wildtype; echocardiogram shows significant differences between vehicle and nomlabofusp treated KO mice

Larimar Therapeutics

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Non-Interventional Study Data

CLIN-1601-002: Top-line Non-interventional Study Results

Non-interventional study measured FXN in homozygous healthy volunteers

Median Frataxin Concentration (pg/µg)
in Homozygous Healthy Volunteers (n = 60)


16.2
8
Skin cells
Buccal cells
[13.5, 18.6]
IQR
[6.2, 9.4]
IQR

Most patients with FA only produce ~20-40%[1] of normal frataxin levels depending on the tissue, sampling technique, and assay considered

Lower FXN levels seen with typical onset[2] (5 to 15 years of age)

Higher FXN levels seen with late onset[2] (after 25 years of age)

Heterozygous carriers who show no signs of disease have buccal cell FXN levels of ~50% of unaffected healthy persons[1]

FXN concentrations were measured in skin and buccal cells from 60 homozygous healthy volunteers utilizing the same sampling technique and assay as clinical trials of nomlabofusp; FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations normalized to total cellular protein content in each sample. 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. 2. Friedreich's Ataxia Research Alliance

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FDA START Pilot Program

START Pilot Program Continues to Expedite the Clinical and Regulatory Development of Nomlabofusp START Pilot Program Support for Clinical Trials Advancing Rare Disease Therapeutics 1 of 7 novel drugs development programs selected by FDA A new milestone-driven program launched by the FDA in September 2023 Designed to accelerate the development of novel therapies for rare diseases Sponsors selected can benefit from: more frequent and rapid ad-hoc FDA interactions help facilitating the development of programs to pre-BLA meeting stage guidance on generating high-quality and reliable data intended to support a BLA CDER Selection Based On Demonstrated development program readiness Potential to address serious and unmet medical need in a rare neurodegenerative condition Alignment of CMC development timelines with clinical development plans Proposed plan where enhanced communication can improve efficiency of product development FDA: Food and Drug Administration; CDER: Center for Drug Evaluation and Research; CMC: Chemistry, Manufacturing, and Controls

FARA

Strong Relationship with FARA – Joined FARA’s TRACK-FA Neuroimaging Consortium as an Industry Partner National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” TRACK-FA collects natural history data to establish disease specific neuroimaging biomarkers for potential use in clinical trials. Larimar will have access to all study data for use in regulatory filings, as appropriate